Document and Entity Information	9 Months Ended
Sep. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	ATHERSYS, INC / NEW
Entity Central Index Key	0001368148
Document Type	S-1
Document Period End Date	Sep 30, 2011
Amendment Flag	false
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 8,539	$ 2,105	$ 11,167
Available-for-sale securities	8,003	13,076	10,135
Accounts receivable	177	2,328	352
Receivable from Angiotech	160	106	229
Investment interest receivable		71	93
Prepaid expenses and other	636	329	173
Total current assets	17,515	17,944	22,149
Available-for-sale securities		0	5,080
Equipment, net	1,318	955	849
Deposits and other	28	207	38
Equity investments		169	215
Total assets	18,861	19,106	28,331
Current liabilities:
Accounts payable	2,087	1,498	1,128
Accrued compensation and related benefits	466	580	667
Accrued clinical trial costs	865	207	83
Accrued expenses and other	798	1,012	857
Deferred revenue	2,966	5,541	3,123
Total current liabilities	7,182	8,838	5,858
Warrant liability	1,100	0
Deferred revenue	0	1,263	3,516
Stockholders' equity:
Preferred stock, at stated value; 10,000,000 shares authorized, and no shares issued and outstanding at December 31, 2009 , December 31, 2010 and September 30, 2011
Common stock, $0.001 par value; 100,000,000 shares authorized, and 18,929,333, 18,930,678 and 23,503,926 shares issued and outstanding at December 31, 2009, December 31, 2010 and September 30, 2011 respectively	23	19	19
Additional paid-in capital	225,228	214,174	212,704
Accumulated other comprehensive income	36	26	71
Accumulated deficit	(214,708)	(205,214)	(193,837)
Total stockholders' equity	10,579	9,005	18,957
Total liabilities and stockholders' equity	$ 18,861	$ 19,106	$ 28,331

Condensed Consolidated Balance Sheets (Parenthetical)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Stockholders' equity:
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	0.001	0.001	0.001
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	23,503,926	18,930,678	18,929,333
Common stock, shares outstanding	23,503,926	18,930,678	18,929,333

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Contract revenue	$ 6,712	$ 4,515	$ 6,685	$ 1,079	$ 1,880
Grant revenue	1,067	1,092	2,254	1,080	1,225
Total revenues	7,779	5,607	8,939	2,159	3,105
Costs and expenses
Research and development (including stock compensation expense of $727, $1,296, and $545 in 2009 and 2010 respectively)	13,360	10,569	14,779	11,920	16,500
General and administrative (including stock compensation expense of $1,129, $1,512, and $921 in 2009 and 2010 respectively)	3,721	4,249	5,387	5,621	5,479
Depreciation	202	216	284	233	218
Total costs and expenses	17,283	15,034	20,450	17,774	22,197
Loss from operations	(9,504)	(9,427)	(11,511)	(15,615)	(19,092)
Interest income, net	75	165	203	375	1,146
Other income (expense), net	(65)	(64)	(69)	(126)	48
Interest expense					(94)
Net loss	$ (9,494)	$ (9,326)	$ (11,377)	$ (15,366)	$ (17,992)
Basic and diluted net loss per share	$ (0.41)	$ (0.49)	$ (0.6)	$ (0.81)	$ (0.95)
Weighted average shares outstanding, basic and diluted	22,966,047	18,929,436	18,929,749	18,928,379	18,927,988

Condensed Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Research and development
Costs and expenses
Stock compensation expense	$ 545	$ 1,296	$ 727
General and administrative
Costs and expenses
Stock compensation expense	$ 921	$ 1,512	$ 1,129

Condensed Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net loss	$ (9,494)	$ (9,326)	$ (11,377)	$ (15,366)	$ (17,992)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	202	216	284	233	218
Gain on sale of equipment				(21)	(24)
Provision on notes receivable					74
Realized gain on available-for-sale securities	(55)
Stock-based compensation	401	1,246	1,466	2,808	1,856
Issuance of common stock to former lenders	607
Change in fair value of warrant liability	(695)
Amortization of premium on available-for-sale securities and other	55	192	225	305	28
Changes in operating assets and liabilities:
Accounts receivable	2,151	(2,387)	(1,976)	(92)	618
Receivable from Angiotech	(54)	97	123	5	(171)
Prepaid expenses and other assets	(206)	20	(63)	449	178
Accounts payable and accrued expenses	919	793	562	479	(467)
Deferred revenue	(3,838)	1,157	165	6,581	(29)
Net cash used in operating activities	(10,007)	(7,992)	(10,591)	(4,619)	(15,711)
Investing activities
Purchase of available-for-sale securities	(12,508)	(8,834)	(8,834)	(11,692)	(26,594)
Maturities of available-for-sale securities	17,672	8,253	10,753	15,300	43,917
Investment in privately-held company				(14)
Proceeds from sale of equipment				21	24
Purchase of equipment	(565)	(384)	(390)	(381)	(532)
Net cash (used in) provided by investing activities	4,599	(965)	1,529	3,234	16,815
Financing activities
Principal payments on debt					(1,800)
Proceeds from issuance of common stock and warrants, net of offering costs	11,842
Net cash provided by financing activities	11,842				(1,800)
(Decrease) increase in cash and cash equivalents	6,434	(8,957)	(9,062)	(1,385)	(696)
Cash and cash equivalents at beginning of the period	2,105	11,167	11,167	12,552	13,248
Cash and cash equivalents at end of the period	$ 8,539	$ 2,210	$ 2,105	$ 11,167	$ 12,552

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data, unless otherwise specified	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit
Balance at Dec. 31, 2007	$ 47,631	$ 0	$ 19	$ 208,039	$ 52	$ (160,479)
Common stock, shares at Dec. 31, 2007			18,927,988
Preferred stock, shares at Dec. 31, 2007		0
Stock based compensation	1,856			1,856
Comprehensive loss:
Net loss	(17,992)					(17,992)
Unrealized gain/loss on available-for-sale securities	68				68
Total comprehensive loss	(17,924)
Balance at Dec. 31, 2008	31,563	0	19	209,895	120	(178,471)
Preferred stock, shares at Dec. 31, 2008		0
Common stock, shares at Dec. 31, 2008			18,927,988
Stock based compensation	2,808			2,808
Issuance of common stock	1			1
Issuance of common stock, Shares			1,345
Comprehensive loss:
Net loss	(15,366)					(15,366)
Unrealized gain/loss on available-for-sale securities	(49)				(49)
Total comprehensive loss	(15,415)
Balance at Dec. 31, 2009	18,957	0	19	212,704	71	(193,837)
Common stock, shares at Dec. 31, 2009	18,929,333		18,929,333
Preferred stock, shares at Dec. 31, 2009		0
Stock based compensation	1,466			1,466
Issuance of common stock	4			4
Issuance of common stock, Shares			1,345
Comprehensive loss:
Net loss	(11,377)					(11,377)
Unrealized gain/loss on available-for-sale securities	(45)				(45)
Total comprehensive loss	(11,422)
Balance at Dec. 31, 2010	$ 9,005	$ 0	$ 19	$ 214,174	$ 26	$ (205,214)
Common stock, shares at Dec. 31, 2010	18,930,678		18,930,678
Preferred stock, shares at Dec. 31, 2010		0

Background and Basis of Presentation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Background and Basis of Presentation/Collaborative Arrangements and Revenue Recognition [Abstract]
Background and Basis of Presentation

1. Background and Basis of Presentation

We are a biopharmaceutical company engaged in the discovery and development of therapeutic products in one business segment. Our operations consist primarily of research and product development activities.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in this filing. The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and Article 10 of Regulation S-X. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by GAAP for complete financial statements. The accompanying financial statements reflect all adjustments, consisting of normal recurring adjustments, that are, in the opinion of management, necessary for a fair presentation of financial position and results of operations for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Our critical accounting policies, estimates and assumptions are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Certain prior year amounts have been reclassified to conform with the current year presentations.

A. Background

We are a biopharmaceutical company engaged in the discovery and development of therapeutic products in one business segment. Operations consist primarily of research and product development activities.

Background

Recently Issued Accounting Standards	9 Months Ended
Sep. 30, 2011
Recently Issued Accounting Standards [Abstract]
Recently Issued Accounting Standards

2. Recently Issued Accounting Standards

In September 2009, Accounting Standards Codification (“ASC”) 605-25, Multiple-Element Arrangements, was updated (Accounting Standards Update (“ASU”) No. 2009-13) related to revenue recognition for arrangements with multiple elements. The revised guidance provides for two significant changes to the existing guidance, the first relates to the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting, which will likely result in the requirement to separate more deliverables within an arrangement leading to less revenue deferral. The second change modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. Together, these changes are likely to result in earlier recognition of revenue for multiple-element arrangements than under previous guidance. The new guidance also significantly expands the disclosures required for multiple-element revenue arrangements. The new guidance was effective for us for new arrangements or modifications to existing arrangements entered into on or after January 1, 2011 and had no effect on our financial statements for the nine months ended September 30, 2011. The adoption of this new guidance may have the potential effect of less future revenue deferral for new collaborations than we have historically experienced.

In March 2010, ASC 605-28, Milestone Method of Revenue Recognition, was amended (ASU No. 2010-17) related to the ratification of the application of the proportional performance model of revenue recognition when applied to milestones in research and development arrangements. Accordingly, the consensus states that an entity can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The new guidance was effective for us for new arrangements entered into on or after January 1, 2011. The adoption of this guidance had no effect on our financial statements, since we have been historically recognizing milestone revenue consistent with this guidance.

Net Loss per Share	9 Months Ended
Sep. 30, 2011
Net Loss per Share [Abstract]
Net Loss per Share

3. Net Loss per Share

Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. We have outstanding options and warrants that are not used in the calculation of diluted net loss per share because to do so would be antidilutive. The following instruments were excluded from the calculation of diluted net loss per share because their effects would be antidilutive:

	Nine months ended September 30,
	2010	2011
Outstanding options	4,188,950	4,490,601
Restricted stock units	—	39,300
Outstanding warrants	5,125,496	6,435,496

	9,314,446	10,965,397

Comprehensive Loss	9 Months Ended
Sep. 30, 2011
Comprehensive Loss/Issuance of Common Stock and Warrants/Capitalization [Abstract]
Comprehensive Loss

4. Comprehensive Loss

All components of comprehensive loss, including net loss, are reported in the financial statements in the period in which they are recognized. Comprehensive loss is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources.

Below is a reconciliation, in thousands, of net loss to comprehensive loss for all periods presented.

	Nine months ended September 30,
	2010	2011
Net loss	$(9,326)	$(9,494)
Unrealized loss on available-for-sale securities	(24)	(26)
Proportionate share of comprehensive income for equity method investment	—	36

Comprehensive loss	$(9,350)	$(9,484)

Fair Value of Financial Instruments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments

5. Fair Value of Financial Instruments

Our available-for-sale securities are comprised of U.S. government obligations as of September 30, 2011.

The inputs used to measure fair value are classified into the following hierarchy:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

Level 3 Unobservable inputs for the asset or liability.

The following table provides a summary of the fair values of our assets and liabilities measured at fair value on a recurring basis as of September 30, 2011 (in thousands):

		Fair Value Measurements at September 30, 2011 Using
Description	Balance as of September 30, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities	$8,003	$8,003	$—	$—
Warrant liability	$1,100	$—	$—	$1,100

Fair value is based upon quoted market prices in active markets for our level 1 investments. The estimated fair value of warrants accounted for as liabilities, representing a level 3 fair value measure, was determined on the issuance date and subsequently adjusted to its fair value at each financial reporting date. The fair value of the warrants is estimated using the expected volatility based on the historical volatilities of comparable companies from a representative peer group selected based on industry and market capitalization, using a Black-Scholes valuation model with the following inputs at September 30, 2011:

Exercise price	$3.55
Market value of stock at end of period	$1.76
Expected volatility	82.96%
Risk-free interest rate	0.98%
Expected life (in years)	4.34

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the warrants is as follows (in thousands):

Nine months ended September 30, 2011
Balance January 1, 2011	$0
Issuance of warrants February 2011	1,795

Gain included in other (income) expense, net for the period	(695)

Balance September 30, 2011	$1,100

We review and reassess the fair value hierarchy classifications on a quarterly basis. Changes from one quarter to the next related to the observability of inputs in a fair value measurement may result in a reclassification between fair value hierarchy levels.

The following is a summary of available-for-sale securities (in thousands) at September 30, 2011 and December 31, 2010, respectively:

	Amortized Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
September 30, 2011:
U.S. government obligations, including government-backed agencies	$8,003	$—	$—	$8,003

December 31, 2010:
U.S. government obligations, which included government-backed agencies	$11,034	$—	$23	$11,057
Corporate debt securities	2,016	—	3	2,019

	$13,050	$—	$26	$13,076

We had $55,000 in realized gains during the nine months ended September 30, 2011 and no realized losses on the sale of available-for-sale securities for any of the periods presented. Unrealized gains and losses on our available-for-sale securities are excluded from earnings and are reported as a separate component of stockholders’ equity within accumulated other comprehensive income until realized. When and if available-for-sale securities are sold in the future, the cost of the securities will be specifically identified and used to determine any realized gain or loss. The net unrealized gain on available-for-sale securities was $0 and $26,000 as of September 30, 2011 and December 31, 2010, respectively.

The amortized cost of and estimated fair value of available-for-sale securities at September 30, 2011 by contractual maturity are shown below (in thousands). Actual maturities may differ from contractual maturities because the issuers of the securities may have the right to repay the obligations without prepayment penalties.

	September 30, 2011
	Amortized Cost	Estimated Fair Value
Due in one year or less	$8,003	$8,003

D. Financial Instruments

Investments in Available-for-Sale Securities

Our available-for-sale securities typically include U.S. government obligations and corporate debt securities. As of December 31, 2010, approximately 85% of our investments were in U.S. government obligations, including government-backed agencies.

We classify the inputs used to measure fair value into the following hierarchy:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Unadjusted quoted prices in active markets for similar assets or liabilities, or unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

Level 3	Unobservable inputs for the asset or liability.

The following table provides a summary of the financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 (in thousands):

		Fair Value Measurements at December 31, 2010 Using
Description	Balance as of December 31, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities	$13,076	$13,076	$—	$—

Fair value is based upon quoted market prices in active markets. We had no Level 2 or Level 3 assets at December 31, 2010. We review and reassess the fair value hierarchy classifications on a quarterly basis. Changes from one quarter to the next related to the observability of inputs to a fair value measurement may result in a reclassification between hierarchy levels. There have been no such reclassifications.

The following is a summary of available-for-sale securities (in thousands) at December 31, 2010 and 2009, respectively:

	Amortized Cost	Gross Unrealized Losses	Gross Unrealized Gains	Estimated Fair Value
December 31, 2010:
U.S. government obligations, including government-backed agencies	$11,034	$—	$23	$11,057
Corporate debt securities	2,016	—	3	2,019

	$13,050	$—	$26	$13,076

December 31, 2009:
U.S. government obligations, including government-backed agencies	$12,613	$(12)	$52	$12,653
Corporate debt securities	2,531	—	31	2,562

	$15,144	$(12)	$83	$15,215

We had no realized gains or losses on the sale of available-for-sale securities for any of the periods presented. Unrealized gains and losses on our available-for-sale securities are excluded from earnings and are reported as a separate component of stockholders’ equity within accumulated other comprehensive income until realized. When available-for-sale securities are sold in the future, the cost of the securities will be specifically identified and used to determine any realized gain or loss. The net unrealized gain on available-for-sale securities was $26,000 and $71,000 as of December 31, 2010 and 2009, respectively.

The amortized cost of and estimated fair value of available-for-sale securities at December 31, 2010 by contractual maturity are shown below (in thousands). Actual maturities may differ from contractual maturities because the issuers of the securities may have the right to repay the obligations without prepayment penalties.

	December 31, 2010
	Amortized Cost	Estimated Fair Value
Due in one year or less	$13,050	$13,076
Due after one year through two years	—	—

	$13,050	$13,076

Financing Arrangements

We lease office and laboratory space under an operating lease and have options to renew the lease in annual increments through March 2013 at the initial rental rate, and we executed options to renew through March 2012. Also, we entered into a lease agreement for office and laboratory space for our Belgian subsidiary, which includes options to renew annually through December 2014, subject to adjustments based on an inflationary index, and the lease included an option to expand that was exercised in 2009. We executed an option to renew this lease through January 2012.

Aggregate rent expense was approximately $387,000, $337,000, and $314,000 in 2010, 2009 and 2008, respectively. The future annual minimum lease commitments at December 31, 2010 are approximately $390,000 for 2011, $93,000 for 2012 and $4,000 for 2013.

Our former lenders retain a right to receive a milestone payment of $2.25 million upon the occurrence of certain events as follows: (1) the entire amount upon (a) the merger with or into another entity where our stockholders do not hold at least a majority of the voting power of the surviving entity, (b) the sale of all or substantially all of our assets, or (c) our liquidation or dissolution; or (2) a portion of the amount from proceeds of equity financings not tied to specific research and development activities that are part of a research or development collaboration, in which case, the lenders will receive an amount equal to 10% of proceeds above $5.0 million in cumulative gross proceeds until the milestone amount is paid in full. The milestone payment is payable in cash, except that if the milestone event is (2) above, we may elect to pay 75% of the milestone in shares of common stock at the per-share offering price. No amounts have been recorded for the milestone in December 31, 2010, 2009 or 2008. In connection with our February 2011 equity offering, the lenders were entitled to a milestone payment under this obligation in the amount of $810,000, of which $202,500 was paid in cash in February 2011 and $607,500 was paid through the issuance of our common stock to the former lenders at $2.96 per share. We paid no interest during the years ended December 31, 2010 and 2009, and $76,000 during the year ended December 31, 2008.

Financial Instruments

Collaborative Arrangements and Revenue Recognition	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Background and Basis of Presentation/Collaborative Arrangements and Revenue Recognition [Abstract]
Collaborative Arrangements and Revenue Recognition

6. Collaborative Arrangements and Revenue Recognition

Pfizer Inc.

In December 2009, we entered into a collaboration with Pfizer Inc. (“Pfizer”) to develop and commercialize MultiStem to treat inflammatory bowel disease (“IBD”) for the worldwide market. Under the terms of the agreement, we received a non-refundable up-front payment from Pfizer and receive research funding and support. In addition, we are eligible to receive milestone payments upon the successful achievement of certain development, regulatory and commercial milestones, for which we evaluated the nature of the events triggering these contingent payments and concluded that these events constituted substantive milestones that will be recognized as revenue in the period in which the underlying triggering event occurs.

Pfizer pays us for manufacturing product for clinical development and commercialization purposes. Pfizer has responsibility for development, regulatory and commercialization and will pay us tiered royalties on worldwide commercial sales of MultiStem IBD products. Alternatively, in lieu of royalties and certain commercialization milestones, we may elect to co-develop with Pfizer and the parties will share development and commercialization expenses and profits/losses on an agreed basis beginning at Phase III clinical development.

We evaluated the facts and circumstances of the agreement and determined the Pfizer agreement has multiple deliverables that should be combined into a single unit of accounting. We recognize the license and technology access fee and research and development funding ratably on a straight-line basis over the estimated performance period, which is estimated to be completed in 2012. Further, we are measuring manufacturing revenue beginning upon the culmination of the earnings process and recognizing it over the remainder of the performance period of the bundled unit of accounting. Prepaid license and technology access fee and prepaid research and development funding are recorded as deferred revenue and are amortized on a straight-line basis over the performance period.

Angiotech Pharmaceuticals, Inc.

In 2006, we established a co-development partnership with Angiotech Pharmaceuticals, Inc. (“Angiotech”) to develop and commercialize MultiStem to treat certain cardiovascular diseases, such as acute myocardial infarction (“AMI”). As part of the collaboration, Angiotech made an equity investment and agreed to share in the costs of clinical development, and we were entitled to receive cash payments and an additional equity investment based on the successful achievement of specified clinical development and commercialization milestones. We evaluated the nature of the events triggering these contingent payments and concluded that these events constituted substantive milestones that will be recognized as revenue in the period in which the underlying triggering event occurs. The parties jointly fund clinical development activity and would share net profits from the future sale of approved products.

We jointly fund clinical development activities with Angiotech in accordance with our co-development collaboration, and $160,000 was due from Angiotech as of September 30, 2011. Our clinical costs for the nine months ended September 30, 2011 and 2010 are reflected net of Angiotech’s cost-sharing amount of $312,000 and $521,000, respectively. See Note 11 regarding termination of this collaboration in November 2011.

RTI Biologics, Inc.

In September 2010, we entered into an agreement with RTI Biologics, Inc. (“RTI”), a provider of orthopedic and other biologic implants, under which we provided RTI a license to our technologies to enable RTI to develop and commercialize biologic implants exclusively for certain orthopedic applications in the bone graft substitutes market. Under the terms of the agreement, we received $3.0 million of guaranteed license fee payments and are entitled to receive $2.0 million of license fee payments contingent on future milestone events. We are also eligible to receive milestone payments upon the successful achievement of certain development and commercial milestones, including the $2.0 million contingent license fee payments mentioned above. We evaluated the nature of the events triggering these contingent payments and concluded that these events are substantive and that revenue will be recognized in the period in which the underlying triggering event occurs. In addition, we will receive tiered royalties on worldwide commercial sales, if any, of implants using our technologies.

We evaluated the facts and circumstances and determined that the RTI agreement has multiple deliverables that should be combined into a single unit of accounting. We recognize the $3.0 million guaranteed license fee ratably on a straight-line basis over the estimated performance period, which is estimated to be completed in the fourth quarter of 2011.

E. Collaborations and Revenue Recognition

Pfizer

In December 2009, we entered into a collaboration with Pfizer to develop and commercialize MultiStem to treat inflammatory bowel disease (“IBD”) for the worldwide market. Under the terms of the agreement, we received a non-refundable up-front license and technology access payment of $6.0 million from Pfizer and receive research funding and support. In addition, we are also eligible to receive milestone payments upon the successful achievement of certain development, regulatory and commercial milestones, for which we evaluated the nature of the events triggering these contingent payments and concluded that these events constituted substantive milestones that will be recognized as revenue in the period in which the underlying triggering event occurs. No revenue for milestones was recognized in 2010 or 2009.

Pfizer pays us for manufacturing product for clinical development and commercialization purposes. Pfizer has responsibility for development, regulatory and commercialization and will pay us tiered royalties on worldwide commercial sales of MultiStem IBD products. Alternatively, in lieu of royalties and certain commercialization milestones, we may elect to co-develop with Pfizer and the parties will share development and commercialization expenses and profits/losses on an agreed basis beginning at phase III clinical development.

We evaluated the facts and circumstances of the agreement and determined the Pfizer agreement had obligations constituting deliverables and concluded that it had multiple deliverables, including deliverables relating to the grant of a license and access to our technology, performance of research and development services, and performance of certain manufacturing services, and concluded that these deliverables should be combined into a single unit of accounting, and further concluded that our participation on a joint steering committee was primarily for governance—type activities and did not represent a substantive obligation or deliverable. We are recognizing the license and technology access fee and research and development funding ratably on a straight-line basis over the estimated performance period, which began in December 2009 and is estimated to be completed in 2012, and are recognizing manufacturing revenue beginning upon the culmination of the earnings process and amortizing it over the remainder of the performance period of the bundled unit of accounting. Prepaid license and technology access fee and prepaid research and development funding are recorded as deferred revenue and is amortized on a straight-line basis over the performance period.

Angiotech

In our co-development collaboration with Angiotech, we bear all preclinical costs and the parties jointly fund clinical development activity. We have primary responsibility for preclinical and early clinical development and clinical manufacturing, and Angiotech will take the lead on pivotal and later clinical trials and commercialization. The parties will share net profits from the future sale of approved products and we may receive cash payments and an equity investment and based on the successful achievement of specified clinical development and commercialization milestones.

We continue to jointly fund clinical development activities with Angiotech in accordance with our co-development collaboration. Our clinical costs are recorded net of Angiotech’s cost-share, which amounted to $628,000, $847,000 and $943,000 in 2010, 2009 and 2008, respectively. The amount due from Angiotech was $106,000 and $229,000 at December 31, 2010 and 2009, respectively, and is disclosed separately on the balance sheet.

RTI Biologics, Inc.

In September 2010, we entered into an agreement with RTI, a provider of orthopedic and other biologic implants, under which we provided RTI a license to our Multipotent Adult Progenitor Cell (“MAPC”) technologies to enable RTI to develop and commercialize MAPC technology-based biologic implants exclusively for certain orthopedic applications in the bone graft substitutes market. Under the terms of the agreement, we will receive a $5 million license fee in installments, of which $3.0 million is guaranteed and $2.0 million is contingent on future milestone events. The first $1.0 million of guaranteed fees was received at inception, with the remaining $2.0 million to be received in $1.0 million installments in each of December 2010 and March 2011. The December 2010 installment was received timely, and the final $1.0 million to be received in March 2011 is reflected in receivables on the balance sheet at December 2010. We are also eligible to receive milestone payments upon the successful achievement of certain development and commercial milestones. Included in these milestones are two $1.0 million license fee payments that are contingent on certain events. We evaluated the nature of the events triggering these contingent payments and concluded that these events are substantive and that revenue will be recognized in the period in which the underlying triggering event occurs. In addition, we will receive tiered royalties on worldwide commercial sales, if any, of implants using our technologies. No milestone or royalty revenue was recognized in 2010.

We evaluated the facts and circumstances and determined the RTI agreement had obligations constituting deliverables and concluded that it has multiple deliverables, including deliverables relating to the grant of a license to our technology and performance of research and development services, and concluded that these deliverables should be combined into a single unit of accounting. We recognize the license fee ratably on a straight-line basis over the estimated performance period, which began in September 2010 and is estimated to be completed in the fourth quarter of 2011.

Collaborations and Revenue Recognition

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation

7. Stock-Based Compensation

Our equity incentive plans authorize an aggregate of 5,500,000 shares of common stock for awards to employees, directors and consultants. Our incentive plans authorize the issuance of equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other stock-based awards.

As of September 30, 2011, a total of 971,174 shares were available for issuance under our equity compensation plans and stock-based awards to purchase 4,529,901 shares of common stock were outstanding (which includes options to purchase 1,075 shares of common stock related to our old option plans prior to our merger in June 2007). For the nine-month periods ended September 30, 2011 and 2010, stock compensation expense was approximately $401,000 and $1,246,000, respectively. At September 30, 2011, total unrecognized estimated compensation cost related to unvested stock-based awards was approximately $931,000, which is expected to be recognized by the end of 2015 using the straight-line method.

G. Stock-Based Compensation

We have two incentive plans that authorized an aggregate of 4,500,000 shares of common stock for awards to employees, directors and consultants. These equity incentive plans authorize the issuance of equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other stock-based awards to qualified employees, directors and consultants.

As of December 31, 2010, a total of 193,063 shares were available for issuance under our equity compensation plans and options to purchase 4,308,013 shares of common stock were outstanding (including certain assumed options from 2007 covering 1,075 shares). We recognized $1,466,000, $2,808,000 and $1,856,000 of stock compensation expense in 2010, 2009 and 2008, respectively, which included approximately $264,000 in 2009 related to a change in estimate of our forfeiture rate. At December 31, 2010, total unrecognized estimated compensation cost related to unvested stock options was approximately $798,000, which is expected to be recognized by the end of 2014 using the straight-line method.

The weighted average fair value of option shares granted in 2010, 2009 and 2008 was $2.22, $2.04 and $2.00 per share, respectively. The total fair value of option shares vested in 2010, 2009 and 2008 was $1,835,000, $2,257,000 and $2,337,000, respectively. There is no aggregate intrinsic value of fully vested option shares and option shares expected to vest as of December 31, 2010 since the market value was less than the exercise price of the options at the end of the year.

A summary of our stock option activity and related information is as follows:

	Number of Options	Weighted Average Exercise Price
Outstanding January 1, 2008	3,679,884	$5.24
Granted	218,000	3.36
Exercised	—	—
Forfeited / Terminated / Expired	(159,411)	6.64

Outstanding December 31, 2008	3,738,473	5.07
Granted	272,000	3.17
Exercised	—	—
Forfeited / Expired	(9,324)	8.26

Outstanding December 31, 2009	4,001,149	4.94
Granted	390,437	2.96
Exercised	—	—
Forfeited / Expired	(83,573)	6.39

Outstanding December 31, 2010	4,308,013	$4.73

Vested during 2010	680,570	$4.46
Vested and exercisable at December 31, 2010	3,921,601	$5.05

	December 31, 2010
	Options Outstanding			Options Vested and Exercisable
Exercise Price	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$1.35 – 3.20	584,938	5.28	$2.59	234,317	4.62	$2.40
$4.00 – 4.99	137,000	6.89	$4.32	101,209	6.83	$4.34
$5.00 – 7.80	3,585,000	5.63	$5.07	3,585,000	5.63	$5.07
$90.66	1,075	2.39	$90.66	1,075	2.39	$90.66

	4,308,013			3,921,601

The weighted average contractual life of unvested options at December 31, 2010 was 5.84 years.

Stock-Based Compensation

Issuance of Common Stock and Warrants	9 Months Ended
Sep. 30, 2011
Comprehensive Loss/Issuance of Common Stock and Warrants/Capitalization [Abstract]
Issuance of Common Stock and Warrants

8. Issuance of Common Stock and Warrants

In February 2011, we completed a registered direct offering of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share, generating net proceeds of $11.8 million. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination.

In connection with the registered direct offering in February 2011, our former lenders were entitled to a milestone payment in the amount of $810,000, of which $202,500 was paid in cash and $607,500 was paid through the issuance of our common stock to the former lenders at $2.96 per share in February 2011. This milestone payment is included in other expense in the consolidated statement of operations.

In September 2011, we issued 1,345 shares of our common stock to Katholieke Universiteit Leuven as the last of four annual stock issuances pursuant to a license agreement.

Warrant Liability	9 Months Ended
Sep. 30, 2011
Warrant Liability [Abstract]
Warrant Liability

9. Warrant Liability

We account for common stock warrants as either liabilities or as equity instruments depending on the specific terms of the warrant agreement. Registered common stock warrants that could require cash settlement are accounted for as liabilities. We classify these warrant liabilities on the consolidated balance sheet as a non-current liability, which is revalued to fair value at each reporting date subsequent to the initial issuance. We use a Black-Scholes valuation model to value the warrant liability at its fair value (see Note 5). Changes in the fair market value of the warrant are reflected in the consolidated statement of operations as other income (expense).

The warrants issued in the February 2011 registered direct offering contain a provision for net cash settlement in the event that there is a fundamental transaction (e.g., merger, sale of substantially all assets, tender offer, or share exchange). If a fundamental transaction occurs in which the consideration issued consists of all cash or stock in a non-public company, then the warrant holder has the option to receive cash equal to the fair value of the remaining unexercised portion of the warrant. Also, the warrants generally provide that, in the event the related registration statement or an exemption from registration is not available for the issuance or resale of the warrant shares, the holder may exercise the warrant on a cashless basis. However, the warrant agreements do not expressly state that a net cash settlement is prohibited. Therefore, even though a cashless exercise feature is available to the holder, in the absence of an express prohibition on net cash settlement, the warrants may be subject to cash settlement, as it is not within the absolute control of the Company to provide freely-tradable shares in all circumstances.

The warrants issued in February 2011 have been classified as liabilities, as opposed to equity, due to the potential cash settlement upon the occurrence of certain events as described above, and are recorded at a fair value of $1.1 million at September 30, 2011.

As of September 30, 2011, we had the following outstanding warrants to purchase shares of common stock:

Number of underlying shares	Exercise Price	Expiration
4,976,470	$6.00	June 8, 2012
149,026	$5.00	June 8, 2014
1,310,000	$3.55	February 2, 2016

6,435,496

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

We have net operating loss and research and development tax credit carryforwards that may be used to reduce future taxable income and tax liabilities. Our deferred tax assets have been fully offset by a valuation allowance due to our cumulative losses.

H. Income Taxes

At December 31, 2010, we had net operating loss and research and development tax credit carryforwards of approximately $40,526,000 and $2,990,000, respectively, for income tax purposes. Such losses and credits may be used to reduce future taxable income and tax liabilities and will expire in 2030.

We have net operating loss carryforwards of approximately $7,626,000 (“Pre-Merger NOL”) that are limited for use under Section 382 of the Internal Revenue Code to an annual net operating loss carryforward of $464,000. The Pre-Merger NOL may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2012 and 2026.

Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2009	2010
Net operating loss carryforwards	$9,892	$13,779
Net operating loss carryforwards — Pre-Merger NOL	2,751	2,593
Research and development credit carryforwards	2,070	2,990
License fee	2,011	1,195
Compensation expense	2,432	2,715
Other	506	636

Total deferred tax assets	19,662	23,908
Valuation allowance for deferred tax assets	(19,662)	(23,908)

Net deferred tax assets	$—	$—

Because of our cumulative losses, the deferred tax assets have been fully offset by a valuation allowance. We have not paid income taxes for the three-year period ended December 31, 2010.

Income Taxes

Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

In November 2011, we entered into a Common Stock Purchase Agreement with Aspire Capital Fund, LLC (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $20.0 million of shares of our common stock through an equity purchase agreement over a two-year term, subject to our election to sell any such shares. Under the agreement, we have the right to sell shares, subject to certain volume limitations and a minimum floor price, at a modest discount to the prevailing market price. As part of the agreement, Aspire Capital made an initial investment of $1.0 million in us through the purchase of our common stock and will receive additional shares as compensation for the commitment. In connection with this initial investment, our former lenders were entitled to a milestone payment in the amount of $100,000, of which $25,000 was paid in cash and $75,000 was paid through the issuance of our common stock to the former lenders at our election in November 2011.

In November 2011, we reached an agreement with Angiotech to terminate the collaboration agreement and license between the parties, reflecting a change in Angiotech’s business and financial strategy. As a result of the termination, Athersys regained all rights for developing its stem cell technologies and products for cardiovascular disease indications, including acute myocardial infarction, congestive heart failure, chronic ischemia, and peripheral vascular disease, and Angiotech will no longer have any license rights or options with respect to Athersys’ technologies and products. Additionally, while Angiotech will retain its 1.9 million shares of Athersys common stock, Athersys will receive advance notice of Angiotech’s intention to sell these shares and the parties will cooperate in such sale. Angiotech will make its final payment of $160,000 in connection with collaboration activities through September 30, 2011, but will have no further obligations to Athersys. The receivable from Angiotech on the September 30, 2011 balance sheet reflects the amount to be collected. Though the termination will affect Athersys’ future costs of development for ongoing cardiovascular programs, such as AMI, it also removes a significant encumbrance affecting the Company’s business development opportunities with other pharmaceutical, biotechnology and medical products companies. In the case of a new AMI collaboration, Angiotech shall be entitled to a future payment from Athersys equal to a percentage of the upfront cash license fees we receive from the third-party partner, but shall be entitled to no other payments or residual economic participation, such as milestones, royalties and profit-sharing.

Accounting Policies	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Accounting Policies

B. Accounting Policies

Principles of Consolidation

The consolidated financial statements include our accounts and results of operations and those of our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Investments in joint ventures are accounted for using the equity method when we do not control the investee, but have the ability to exercise significant influence over the investee’s operations and financial policies.

Revenue Recognition

Our license and collaboration agreements may contain multiple elements, including license and technology access fees, research and development funding, manufacturing revenue, cost-sharing, milestones and royalties. The deliverables under such an arrangement are evaluated under Accounting Standards Codification (“ASC”) 605-25, Multiple-Element Arrangements, (which originated primarily from the guidance in EITF 00-21) to assess whether they have standalone value and objective and reliable evidence of fair value, and if so, are accounted for as a single unit. We then recognize revenue for each unit based on the culmination of the earnings process under ASC 605-S25 (issued as SAB Topic 13) and our estimated performance period for the single units of accounting based on the specific terms of each collaborative agreement. We subsequently adjust the estimated performance periods, if appropriate, on a prospective basis based upon available facts and circumstances. Future changes in estimates of the performance period may materially impact the timing of future revenue recognized. Amounts received prior to satisfying the revenue recognition criteria for contract revenues are recorded as deferred revenue in the accompanying balance sheets. Reimbursement amounts (other than those accounted for using collaboration accounting) paid to us are recorded on a gross basis in the statements of operations as contract revenues.

Also included in contract revenue are license fees received from Bristol-Myers Squibb, which are specifically set forth in the license and collaboration agreement as amounts due to us based on our completion of certain tasks (e.g., delivery and acceptance of a cell line) and development milestones (e.g., clinical trial phases), and as such, are not based on estimates that are susceptible to change. Such amounts are invoiced and recorded as revenue as tasks are completed and as milestones are achieved.

Similarly, grant revenue consists of funding under cost reimbursement programs primarily from federal and state sources for qualified research and development activities performed by us, and as such, are not based on estimates that are susceptible to change. Such amounts are invoiced (unless prepaid) and recorded as revenue as tasks are completed. Included in 2010 grant revenues is a grant of $733,000 received from the Internal Revenue Service under section 48D of the Internal Revenue Code for qualifying therapeutic discovery investments that have been incurred.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are primarily invested in money market funds and commercial paper. The carrying amount of our cash equivalents approximates fair value due to the short maturity of the investments.

Research and Development

Research and development expenditures, which consist primarily of costs associated with external clinical and preclinical study fees, manufacturing costs, salaries and related personnel costs, legal expenses resulting from intellectual property application processes, and laboratory supply and reagent costs, including direct and allocated overhead expenses, are charged to expense as incurred.

Collaborative Arrangements

Collaborative arrangements that involve cost or future profit sharing are reviewed to determine the nature of the arrangement and the nature of the collaborative parties’ businesses. The arrangements are also reviewed to determine if one party has sole or primary responsibility for an activity, or whether the parties have shared responsibility for the activity. If responsibility for an activity is shared and there is no principal party, then the related costs of that activity are recognized by us on a net basis in the statement of operations (e.g., total cost less reimbursement from collaborator). If we are deemed to be the principal party for an activity, then the costs and revenues associated with that activity are recognized on a gross basis in the statement of operations. The accounting may be susceptible to change if the nature of a collaborator’s business changes. Currently, our only collaboration accounted for on a net basis is our cost-sharing collaboration with Angiotech Pharmaceuticals, Inc. (“Angiotech”).

Clinical Trial Costs

Clinical trial costs are accrued based on work performed by outside contractors, who manage and perform the trials. We obtain initial estimates of total costs based on enrollment of subjects, project management estimates and other activities. Actual costs are typically charged to us and recognized as the tasks are completed by the contractor. Accrued clinical trial costs may be subject to revisions as clinical trials progress, and any revisions are recorded in the period in which the facts that give rise to the revisions become known.

Royalties

We may be required to make royalty payments to certain parties based on product sales under license agreements. We did not pay any royalties during the three-year period ended December 31, 2010.

Investments in Available-for-Sale Securities

We determine the appropriate classification of investment securities at the time of purchase and re-evaluate such designation as of each balance sheet date. Our investments typically consist of U.S. government obligations and corporate debt securities, which are classified as available-for-sale and are valued based on quoted prices in active markets for identical assets (Level 1). Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of applicable tax, reported as a component of accumulated other comprehensive income. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization or accretion is included in interest income. Realized gains and losses on available-for-sale securities are included in interest income. The cost of securities sold is based on the specific identification method. Interest earned on securities classified as available-for-sale is included in interest income. None of our financial assets are in markets that are not active.

Long-Lived Assets

Equipment is stated at acquired cost less accumulated depreciation. Laboratory and office equipment are depreciated on the straight-line basis over the estimated useful lives (three to seven years).

Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the asset or related group of assets may not be recoverable. If the expected future undiscounted cash flows are less than the carrying amount of the asset, an impairment loss is recognized at that time. Measurement of impairment may be based upon appraisal, market value of similar assets or discounted cash flows.

In connection primarily with a milestone that was achieved in 2006, we and an affiliate own preferred stock in a privately-held company with an aggregate value of approximately $300,000. We evaluated this cost-method investment and deemed the investment to be other-than-temporarily impaired at March 31, 2010 and December 31, 2009, recognizing $46,000 and $115,000 of impairment loss in 2010 and 2009, respectively. No impairment losses were recorded in 2008.

Patent Costs and Rights

Costs of prosecuting and maintaining patents and patent rights are expensed as incurred. As of December 31, 2010, we have filed for broad intellectual property protection on our proprietary technologies. We currently have numerous U.S. patent applications and corresponding international patent applications related to our technologies, as well as many issued U.S. and international patents.

Comprehensive Income (Loss)

Unrealized gains and losses on our available-for-sale securities are the only components of accumulated other comprehensive income (loss). Total comprehensive income or loss is disclosed in the consolidated statement of stockholders’ equity.

Concentration of Credit Risk

Accounts receivable are subject to concentration of credit risk due to the absence of a large number of customers. At December 31, 2010, three customers accounted for 83% of accounts receivable. We do not require collateral from our customers.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Stock-Based Compensation

We recognize stock-based compensation expense on the straight-line method and use a Black-Scholes option-pricing model to estimate the grant-date fair value of share-based awards. The expected term of options granted represent the period of time that option grants are expected to be outstanding. We use the “simplified” method to calculate the expected life of option grants given our limited history and beginning in 2010, determine volatility by using our historical stock volatility. Prior to 2010, we determined volatility by using the historical stock volatility of other companies with similar characteristics since we did not have meaningful historical volatility of our own stock at that time. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by persons who receive equity awards.

Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. If actual forfeitures vary from the estimate, we recognize the difference in compensation expense in the period the actual forfeitures occur or when options vest.

All of the aforementioned estimates and assumptions are evaluated on a quarterly basis and may change as facts and circumstances warrant. Changes in these assumptions can materially affect the estimate of the fair value of our share-based payments and the related amount recognized in our financial statements.

The following weighted-average input assumptions were used in determining the fair value:

	December 31,
	2008	2009	2010
Volatility	69.6%	89.5%	119.5%
Risk-free interest rate	3.0%	2.4%	1.0%
Expected life of option	5.09 years	5.01 years	4.09 years
Expected dividend yield	0.0%	0.0%	0.0%

Income Taxes

Deferred tax liabilities and assets are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the tax rate and laws currently in effect. We evaluate our deferred income taxes to determine if a valuation allowance should be established against the deferred tax assets or if the valuation allowance should be reduced based on consideration of all available evidence, both positive and negative, using a “more likely than not’ standard.

We had no liability for uncertain income tax positions as of December 31, 2010 and 2009. Our policy is to recognize potential accrued interest and penalties related to the liability for uncertain tax benefits, if applicable, in income tax expense. Net operating loss and credit carryforwards since inception remain open to examination by taxing authorities, and will for a period post utilization.

Net Loss per Share

Basic and diluted net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. We have outstanding options and warrants that are not used in the calculation of diluted net loss per share because to do so would be anti-dilutive. The following instruments were excluded from the calculation of diluted net loss per share because their effects would be anti-dilutive:

•	Outstanding stock options to purchase 4,308,013, 4,001,149 and 3,738,473 shares of common stock for the years ended December 31, 2010, 2009 and 2008, respectively; and

•	Warrants to purchase 5,125,496 shares of common stock for each of the years ended December 31, 2010, 2009 and 2008.

Recently Issued Accounting Standards

In September 2009, ASC 605-25, Multiple-Element Arrangements, was updated (Accounting Standards Update (“ASU”) No. 2009-13) related to revenue recognition for arrangements with multiple elements. The revised guidance provides for two significant changes to the existing guidance, the first relates to the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting, which will likely result in the requirement to separate more deliverables within an arrangement leading to less revenue deferral. The second change modifies the manner in which the transaction consideration is allocated across the separately identified deliverables. Together, these changes are likely to result in earlier recognition of revenue for multiple-element arrangements than under previous guidance. The new guidance also significantly expands the disclosures required for multiple-element revenue arrangements. The new guidance is effective for the Company for new arrangements entered into on or after January 1, 2011. The future adoption of this new guidance may have the potential effect of less revenue deferral for new collaborations than we have historically experienced.

In March 2010, ASC 605-28, Milestone Method of Revenue Recognition, was amended (ASU No. 2010-17) related to the ratification of the application of the proportional performance model of revenue recognition when applied to milestones in research and development arrangements. Accordingly, the consensus states that an entity can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The new guidance is effective for the Company for new arrangements entered into on or after January 1, 2011. This new guidance will not have a material effect on our financial statements upon adoption, since we have been historically recognizing milestone revenue consistent with this guidance.

Reclassifications

Certain prior year amounts have been reclassified to conform with current year presentations.

Accounting Policies

Equipment	12 Months Ended
Dec. 31, 2011
Equipment [Abstract]
Equipment

C. Equipment

	December 31,
Equipment consists of (in thousands):	2009	2010
Laboratory equipment	$6,262	$5,915
Office equipment and leasehold improvements	3,639	3,731

	9,901	9,646
Accumulated depreciation	(9,052)	(8,691)

	$849	$955

Capitalization	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Comprehensive Loss/Issuance of Common Stock and Warrants/Capitalization [Abstract]
Capitalization

F. Capitalization

At December 31, 2010, we had 100.0 million shares of common stock and 10.0 million shares of undesignated preferred stock authorized. No shares of preferred stock have been issued as of December 31, 2010.

We may issue shares of common stock to our former lenders and to Angiotech in connection with future milestones. Also, we entered into a license and sponsored research agreement in 2007 with an academic institution whereby, in addition to annual research funding, the institution may receive 1,345 shares of common stock on each of four anniversary dates.

The following shares of common stock were reserved for future issuance (in thousands):

	December 31
	2009	2010
Stock option plans	4,500	4,500
Warrants to purchase common stock — 2007 offering	4,976	4,976
Warrants to purchase common stock — Lenders	149	149

	9,625	9,625

In February 2011, we completed a registered direct offering with net proceeds of $11.8 million through the issuance of 4,366,667 shares of common stock and five-year warrants to purchase 1,310,000 shares of common stock with an exercise price of $3.55 per share. The securities were sold in multiples of a fixed combination of one share of common stock and a warrant to purchase 0.3 of a share of common stock at an offering price of $3.00 per fixed combination.

Capitalization

Profit Sharing Plan and 401(k) Plan	12 Months Ended
Dec. 31, 2011
Profit Sharing Plan and 401(k) Plan [Abstract]
Profit Sharing Plan and 401(k) Plan

I. Profit Sharing Plan and 401(k) Plan

We have a profit sharing and 401(k) plan that covers substantially all employees and allows for discretionary contributions by us. We made no contributions to this plan for the three-year period ended December 31, 2010.

Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (unaudited)

J. Quarterly Financial Data (unaudited)

The following table presents quarterly data for the years ended December 31, 2010 and 2009, in thousands, except per share data:

	2010
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Revenues	$1,740	$1,871	$1,996	$3,332	$8,939
Net loss	$(2,561)	$(3,077)	$(3,688)	$(2,051)	$(11,377)
Basic and diluted net loss per common share	$(0.14)	$(0.16)	$(0.19)	$(0.11)	$(0.60)

	2009
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Revenues	$370	$436	$484	$869	$2,159
Net loss	$(3,625)	$(3,347)	$(3,380)	$(5,014)	$(15,366)
Basic and diluted net loss per common share	$(0.19)	$(0.18)	$(0.18)	$(0.26)	$(0.81)